                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                                WCI STEEL, INC.
                                  PURSUANT TO
                 THE OFFER TO PURCHASE, DATED OCTOBER 28, 1996

  THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON NOVEMBER 25, 1996 (THE "EXPIRATION DATE"), UNLESS EXTENDED. TENDERS OF SHARES OF COMMON STOCK, NO PAR VALUE, $.01 STATED VALUE (THE "SHARES"), MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE OFFER TO PURCHASE AND HEREIN.

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

             FACSIMILE TRANSMISSION:                        BY MAIL OR HAND/OVERNIGHT DELIVERY
                  (718) 234-5001                         American Stock Transfer & Trust Company
            for eligible institutions                                 40 Wall Street
              CONFIRM BY TELEPHONE:                                     46th Floor
                  (718) 921-8200                                 New York, New York 10005

                                                  DESCRIPTION OF SHARES TENDERED

                  Name(s) and Address(es) of holder(s)                        Shares Tendered (Attach additional schedule, if
   (Please fill in, if blank, exactly as name(s) appear(s) on Shares)                           necessary)*
                                  (1)                                                 (2)                          (3)
                                                                                                              Total Number
                                                                             Certificate Number(s)         of Shares Tendered
                                                                                                       Total

* Completion of this Letter of Transmittal will constitute the tender of all Shares delivered.

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE OR TELEX, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE OFFER CONSIDERATION (AS DEFINED) PURSUANT TO THE TENDER OFFER MUST VALIDLY TENDER THEIR SHARES TO THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

    This Letter of Transmittal should be used only to tender the Shares of WCI Steel, Inc., an Ohio corporation (the "Company"), pursuant to the offer to purchase for cash (the "Offer") by WCI Steel Holdings, Inc., a Delaware corporation ("Holdings"), of all of the outstanding shares of common stock, no par value, $.01 stated value, of the Company (the "Shares") pursuant to the Offer to Purchase, dated October 28, 1996 (as the same may be amended or supplemented from time to time, the "Statement").

    This Letter of Transmittal is to be used (a) if Shares are to be physically delivered to the Depositary or (b) if delivery of Shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Statement under the caption "Procedure for Tendering Shares--Book-Entry Transfer." Delivery of documents to the Book-Entry Transfer Facility does not constitute deliver to the Depositary.

    Holders whose Shares are not available or who cannot deliver their Shares and all other documents required hereby to the Depositary on or prior to the Expiration Date nevertheless may tender their Shares in accordance with the guaranteed delivery procedures set forth in the Statement under the caption "Procedure for Tendering Shares-- Guaranteed Delivery." See Instruction 2 herein.

    THE OFFER IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF SHARES FOR PURCHASE BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

    All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Statement.

    HOLDERS WHO WISH TO TENDER THEIR SHARES MUST COMPLETE THE BOX BELOW ENTITLED "METHOD OF DELIVERY," COMPLETE COLUMNS (1) THROUGH (3) IN THE BOX ON THE COVER ENTITLED "DESCRIPTION OF SHARES TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. HOLDERS WHO COMPLETE THIS LETTER OF TRANSMITTAL WILL BE DEEMED TO HAVE TENDERED ALL SHARES LISTED IN THE BOX ON THE COVER HEREOF.

                               METHOD OF DELIVERY

  / / CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH.

  / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK- ENTRY
      TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY SPECIFIED ABOVE AND COMPLETE THE FOLLOWING:
      Name of Tendering Institution: _________________________________________
      Name of Book-Entry Transfer Facility:
      / / The Depository Trust Company
      Account Number: _______________  Transaction Code Number: ______________

  / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
      OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
      Name(s) of Registered Owner(s): ________________________________________
      Window Ticket Number (if any): _________________________________________
      Date of Execution of Notice of Guaranteed Delivery: ____________________ Name of Eligible Institution which Guaranteed Delivery: ________________

      IF DELIVERED BY THE BOOK-ENTRY TRANSFER FACILITY, CHECK BOX OF BOOK-ENTRY TRANSFER FACILITY:

      / / The Depository Trust Company
      Account Number: _______________ Transaction Code Number: _______________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    By execution hereof, the undersigned hereby acknowledges receipt of the Offer to Purchase, dated October 28, 1996 (the "Statement"), and this related Letter of Transmittal and the instructions hereto (this "Letter of Transmittal") in connection with (a) the offer (the "Offer") by WCI Steel Holdings, Inc. ("Holdings") to purchase for cash all of the outstanding shares of common stock, no par value, $.01 stated value (the "Shares") of WCI Steel, Inc. (the "Company") at a price (the "Offer Price") equal to $10.00 per Share, on the terms and subject to the conditions and as more fully set forth in, the Statement.

    All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Statement.

    Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to Holdings the Shares indicated above.

    Subject to, and effective upon, the acceptance for payment of the Shares tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Holdings all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Shares tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Shares, or transfer ownership of such Shares on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of Holdings, (b) present such Shares for transfer on the register, and (c) receive all benefits and otherwise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

    Tenders of Shares pursuant to the Offer may be withdrawn, subject to the procedures described in Section 4 of the Statement and Instruction 4 herein, at any time until the Expiration Date. Tenders of any Shares also may be withdrawn if the Offer is terminated without any Shares being purchased thereunder, or as otherwise provided herein or in the Statement.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby, and that when such Shares are accepted for purchase by Holdings, Holdings will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares will be subject to any adverse claim or right. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or Holdings to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Statement and the instructions herein will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for purchase will constitute a binding agreement between the undersigned and Holdings upon the terms and subject to the conditions of the Offer. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," the Depositary will issue the check for the Offer Price with respect to Shares accepted for purchase, and return any certificates for Shares not tendered or not accepted for purchase, in the name(s) of the registered holder(s) appearing above in the box entitled "Description of Shares Tendered." Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," the Depositary will mail the check for the Offer Price with respect to Shares accepted for purchase, together with any certificates for Shares not tendered or not accepted for purchase (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above in the box entitled "Description of Shares Tendered." If both the "Special Payment Instructions" box and the "Special Delivery Instructions" box are completed, the Depositary will issue the check for the Offer Price with respect to any Shares accepted for purchase and return any certificates for Shares not tendered or not accepted for purchase in the name(s) of, and will mail the check and any such Shares not tendered or not accepted for purchase to, the person(s) at the address(es) so indicated. The undersigned recognizes that Holdings has no obligations pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any Shares from the name of the registered holder(s) thereof if Holdings does not accept for purchase any of the principal amount of such Shares.

                                   SIGN HERE
                       (TO BE COMPLETED BY ALL TENDERING
                    HOLDERS OF SHARES REGARDLESS OF WHETHER
                SHARES ARE BEING PHYSICALLY DELIVERED HEREWITH)
X ______________________________________________________________________________
X ______________________________________________________________________________
              (Signature(s) of holder(s) or Authorized Signatory)

    Must be signed by the registered holder(s) of Shares exactly as their name(s) appear(s) on certificate(s) for the Shares or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 herein.
Name(s): _______________________________________________________________________
________________________________________________________________________________
                                 (Please Print)
Capacity (full title): _________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
                              (Including Zip Code)
Area Code and Telephone No.: ___________________________________________________

                              SIGNATURE GUARANTEE
                        (SEE INSTRUCTIONS 1 AND 5 BELOW)
________________________________________________________________________________
            (Name of Eligible Institution Guaranteeing Signature(s))
________________________________________________________________________________
 (Address, including Zip Code, and Telephone No., including area code, of Firm)
________________________________________________________________________________
                             (Authorized Signature)
________________________________________________________________________________
                                 (Printed Name)
________________________________________________________________________________
                                    (Title)
Date:            , 1996

                   SPECIAL PAYMENT INSTRUCTIONS                                         SPECIAL DELIVERY INSTRUCTIONS
                 (SEE INSTRUCTIONS 1, 5, 6 AND 7)                                     (SEE INSTRUCTIONS 1, 5, 6 AND 7)

           To be completed ONLY if certificates for                             To be completed ONLY if certificates for
           Shares not tendered or not accepted for                              Shares not tendered or not accepted for
           purchase and/or the check for the Offer Price                        purchase and/or the check for the Offer Price
           are to be issued in the name of someone other                        are to be sent to someone other than the
           than the undersigned, or if Shares are to be                         undersigned at an address other than that
           returned by credit to an account maintained                          shown above.
           by the Book-Entry Transfer Facility.

           Issue Check and/or Shares to:                                        Deliver Check and/or Shares to:
                               Name:                                                                Name:
                          (Please Print)                                                       (Please Print)
           Address:                                                             Address:
                                                Zip Code                                                             Zip Code
                  Taxpayer Identification Number                                       Taxpayer Identification Number
                      (YOU MUST ALSO COMPLETE                                              (YOU MUST ALSO COMPLETE
                    SUBSTITUTE FORM W-9 BELOW.)                                          SUBSTITUTE FORM W-9 BELOW.)

           Credit unaccepted Shares tendered by
           book-entry transfer to:

           / / The Depository Trust Company

           account set forth below
                       (DTC ACCOUNT NUMBER)

                                  INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                                     OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by an Eligible Institution, unless (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this Letter of Transmittal, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security listing as the owner of the Shares) tendered herewith and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5 herein.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if Shares tendered hereby are to be forwarded herewith. All physically tendered Shares (or confirmation of book-entry transfer of such Shares into the Depositary's account with the Book-Entry Transfer Facility), together with a properly completed and validly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth on the cover page hereof on or prior to the Expiration Date (except as otherwise provided pursuant to the Notice of Guaranteed Delivery). If Shares are forwarded to the Depositary in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery.

    Tenders of Shares in the Offer will be accepted on or prior to the Expiration Date in the manner described in the preceding paragraph and otherwise in compliance with this Letter of Transmittal. Alternative, conditional or contingent tenders of Shares will not be considered valid.

    If a holder desires to tender Shares pursuant to the Offer and (a) certificates representing such Shares are not immediately available or (b) time will not permit this Letter of Transmittal, certificates representing such Shares and all other required documents to reach the Depositary on or prior to the Expiration Date, such holder may effect a tender of Shares in accordance with the guaranteed delivery procedure set forth in Section 7 of the Statement under the caption "Guaranteed Delivery."

    Pursuant to such procedure:

        (a) such tender must be made by or through an Eligible Institution:

        (b) on or prior to the Expiration Date, the Depositary must have received from such Eligible Institution, at one of the addresses of the Depositary set forth on the cover page hereof, a properly completed and validly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile, mail or hand delivery), substantially in the form provided herewith, that contains a signature guaranteed by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery, unless such tender is for the account of an Eligible Institution (in which case no signature guarantee shall be required) and setting forth the name(s) and address(es) of the registered holder(s), and the principal amount of Shares being tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery, this Letter of Transmittal validly executed (or a facsimile thereof), together with certificates evidencing the Shares (or confirmation of book-entry transfer of such Shares into the Depositary's account with the Book-Entry Transfer Facility), and any required signature guarantee and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by such Eligible Institution with the Depositary; and

        (c) this Letter of Transmittal or a facsimile hereof, properly completed and validly executed, with any required signature guarantees, the Shares in proper form for transfer (or confirmation of book-entry transfer of such Shares into the Depositary's account with the Book-Entry Transfer Facility) and all other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery.

    Notwithstanding any other provision hereof, the purchase of the Shares pursuant to the Offer will in all cases be made only after timely receipt by the Depositary of certificates for such Shares and this Letter of Transmittal (or facsimile there) in respect thereof, properly completed and duly executed, together with any required signature guarantees and any other documents required by the Statement and this Letter of Transmittal.

    The method of delivery of this Letter of Transmittal, the Shares and all other required documents to the Depositary is at the election and risk of the tendering holder, and the delivery will be deemed made only when actually received by the Depositary. Instead of effecting delivery by mail, it is recommended that tendering holders use an overnight or hand delivery service. If such delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, the mailing should be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date. No alternative, conditional or contingent tenders of Shares will be accepted. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering holders waive any right to receive any notice of the acceptance of their Shares for payment.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of tendered Shares will be resolved by Holdings, whose determination will be final and binding. Holdings reserves the absolute right to reject any or all tenders and withdrawals of Shares that are not in proper form or the acceptance of which would, in the opinion of Holdings or counsel for Holdings, be unlawful. Holdings also reserves the right to waive any irregularities or conditions of tender, as to particular Shares. Purchaser's interpretation of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders and withdrawals of Shares must be cured within such time as Holdings shall determine. Tenders and withdrawals of Shares will not be deemed to have been made until such irregularities have been cured or waived. Any Shares received by the Depositary that are not properly tendered or delivered and to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering holder unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

    None of Holdings, the Depositary, the Dealer Manager or any other person shall be obligated to give notification of defects or irregularities in any tender, withdrawal, delivery or revocation or shall incur any liability for failure to give any such notification.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers of the Shares and the number of Shares tendered should be listed on a separate schedule and attached hereto.

    4. WITHDRAWAL OF TENDERS. Tenders of Shares may be withdrawn at any time until the Expiration Date. Tendered Shares may not be withdrawn on after the Expiration Date. Tenders of any Shares may also be withdrawn if the Offer is terminated without any Shares being purchased thereunder. In the event of termination of the Offer, the Shares tendered pursuant thereto will be returned to the tendering holder promptly.

    Holders who wish to exercise their right of withdrawal with respect to the Offer must give written notice of withdrawal delivered by mail or hand delivery or facsimile transmission, which notice must be received by the Depositary at one of its addresses set forth on the front cover of this Letter of Transmittal on or prior to the time provided in the immediately preceding paragraph. In order to be effective, a notice of withdrawal must specify the name of the person who deposited the Shares to be withdrawn (the "Depositor"), the name in which the Shares are registered, if different from that of the Depositor, and the number of Shares to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Shares) to the Depositary, the name of the registered holder and the certificate number or numbers relating to such Shares withdrawn also must be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Shares (or, in the case of Shares transferred by book-entry transfer, the name and number of the account of the Book-Entry Transfer Facility to be credited with withdrawn Shares. The notice of withdrawal must be signed by the holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantees) or be accompanied by evidence satisfactory to Holdings that the person withdrawing the tender has succeeded to the beneficial ownership of such Shares. Withdrawals of tenders of Shares may not be rescinded and any Shares withdrawn thereafter will be deemed not validly tendered for purposes of the Offer. However, properly withdrawn Shares may be retendered by following the procedures described elsewhere herein, at any time prior to the Expiration Date.

    Shares properly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer; PROVIDED, HOWEVER, that withdrawn Shares may be retendered on or prior to the Expiration Date.

    If Holdings extends the Offer, in accordance with the terms and provisions set forth in the Letter Agreement, is delayed in its acceptance for purchase of Shares or is unable to purchase Shares pursuant to the Offer, for any reason, then, without prejudice to Purchaser's rights under the Offer, the Depositary may, subject to applicable law, retain tendered Shares on behalf of Holdings, and such Shares may not be withdrawn (subject to Rule 14e-1 under the Exchange Act, which requires that Holdings deliver the consideration offered or return the Shares deposited by or on behalf of the holders of Shares promptly after the termination or withdrawal of the Offer), except to the extent that tendering holders are entitled to withdrawal rights as described herein.

    If Holdings shall decide, in accordance with the terms and provisions set forth in the Letter Agreement, to decrease the amount of Shares being sought in the Offer or to increase or decrease the consideration offered to the holders of Shares, and if, at the time that notice of such increase or decrease is first published, sent or given to holders of Shares in the manner specified in the Statement, the Offer is scheduled to expire at any time earlier than the expiration for a period ending on the tenth Business Day from and including the date that such notice is first so published, sent or given, the Offer will be extended for such purposes until the expiration of such period for ten Business Days. As used in the Statement, "Business Day" has the meaning set forth in Rule 14d-1 under the Exchange Act. In addition, if the Offer is amended in a manner determined by Holdings to constitute a material adverse change to the holders of Shares, Holdings promptly will disclose such amendment in a public announcement and will extend the Offer for a period deemed by it to be adequate to permit holders to properly deliver or withdraw their Shares.

    All questions as to the validity, form and eligibility (including the time of receipt) of notices of withdrawal or revocation will be determined by Holdings, whose determination will be final and binding on all parties. None of Holdings, the Depositary, the Dealer Manager, or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or revocation or incur any liability for failure to give any such notification.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond to the name(s) as written on the face of the Shares without alteration, enlargement or any other change whatsoever.

    IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF SHARES WHO IS NOT EITHER (a) THE REGISTERED HOLDER OR (b) THE AGENT THEREOF DULY APPOINTED BY WRITTEN PROXY DELIVERED TO THE DEPOSITARY, THEN THE REGISTERED HOLDER MUST SIGN THE CONSENT SET FORTH ABOVE WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

    If any Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Shares.

    If this Letter of Transmittal is signed by the registered holder of Shares tendered hereby, no endorsements of such Shares or separate stock powers are required, unless payment is to be made to, or Shares not tendered or not accepted for purchase are to be issued in the name of, a person other than the registered holder(s), in which case the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Shares. Signatures on such Shares and stock powers must be guaranteed by an Eligible Institution. See Instruction 1 herein.

    Endorsements on certificates of Shares or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Holdings of such person's authority so to act must be submitted with this Letter of Transmittal.

    6. TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Holdings will pay all transfer taxes with respect to the payment for and transfer of Shares pursuant to the Offer. If, however, payment of the Offer Consideration is to be made to, or Shares not tendered or not accepted for purchase are to be issued in the name of, a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holders(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Offer Consideration unless evidence satisfactory to Holdings of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) representing Shares tendered hereby.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTION. If a check for the payment of the Offer Consideration with respect to any Shares tendered hereby is to be issued, Shares not tendered or not accepted for payment are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Shares is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes in this Letter of Transmittal must be completed. If no such instructions are given, the Offer Consideration and/or Shares not accepted for purchase or not tendered, as the case may be, will be sent to the person signing this Letter of Transmittal, or at Purchaser's option, by crediting the account at DTC designated in the box entitle "Special Payment Instructions."

    8. TAXPAYER IDENTIFICATION NUMBER. Each tendering holder is required to provide the Depositary with the holder's correct taxpayer identification number ("TIN"), generally, the holder's Social Security or Federal Employer Identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

    A holder must cross out item (2) in the certification box of Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the payments made to the holder or other payee with respect to Shares purchased pursuant to the Offer. The box in Part II of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will hold 31% of all such payments of the Offer Consideration until a TIN is provided to the Depositary.

    9. CONFLICT. In the event of any conflict between the terms of the Statement and the terms of this Letter of Transmittal, the terms of the Statement will control.

    10. WAIVER OF CONDITIONS. Holdings reserves the absolute right, subject to applicable law, to amend in any respect or waive any of the specified conditions in the Offer in the case of any particular Shares.

    11. MUTILATED, LOST, STOLEN OR DESTROYED SHARES. If a holder of Shares desires to tender Shares pursuant to the Offer, but any such Share has been mutilated, lost, stolen or destroyed, such holder should write to or telephone the Company, at the address listed below, concerning the procedures for obtaining replacement certificates for such Shares, arranging for indemnification or any other matter that requires handling by the Company.

                                WCI Steel, Inc.
                             1040 Pine Avenue, S.E.
                            Warren, Ohio 44483-6528
                    Attention: Mr. Paul Santuzzi, Treasurer

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Statement and this Letter of Transmittal, may be directed to the Dealer Manager at its address and telephone number set forth on the back cover of the enclosed Statement.

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a holder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payor) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments of Offer Consideration may be subject to backup withholding.

    Certain tendering holders of Shares (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Shares should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to Shares accepted for payment pursuant to the Offer, the tendering holder of Shares is required to notify the Depositary for such holder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that such tendering holder of Shares is not subject to backup withholding because:
(a) such holder is exempt from backup withholding, or (b) such holder of Shares has not been notified by the Internal Revenue Service that such holder of Shares is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder of Shares that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The holder of Shares is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the holder of the Shares tendered hereby. If the Shares are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for additional guidance on which number to report.

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY


SUBSTITUTE                        Part I--PLEASE PROVIDE YOUR TIN   --------------------------------
Form W-9                          IN THE BOX AT RIGHT AND CERTIFY        Social Security Number
Department of the Treasury        BY SIGNING AND DATING BELOW.                     OR
Internal Revenue Service                                             Employer Identification Number
Payer's Request for Taxpayer
Identification Number (TIN)

CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                     PART II--AWAITING TIN  / /          PART III--EXEMPT  / /

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part III.
Signature ______________________________________    Date________________________

PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

Please fill out your name and address below:
--------------------------------------------------------------------------------

Name

--------------------------------------------------------------------------------

Address (Number and street)

--------------------------------------------------------------------------------

City, State and Zip Code

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE
      SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
      TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9 FOR ADDITIONAL
      DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART
      II OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office or (b)
I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.
Signature _____________________________________    Date ________________________